ROYCE
MICRO-CAP
FUND
                                                                 ANNUAL REPORT
                                                             DECEMBER 31, 1995
THE ROYCE FUNDS

The Royce Funds
                                                     1414 Avenue of the Americas
                                                           New York, NY 10019
                                                            (212) 355-7311
                                                            (800) 221-4268

Dear Shareholder:

   Harold Geneen, former CEO of the giant conglomerate ITT Corp., once offered the following advice: 'In the business world, everyone is paid in two coins: cash and experience. Take the experience first; the cash will come later.' In 1995, however, the formula seemed to be reversed as investors were paid with 'cash' in the form of high stock market returns. One can only wonder when investors will be paid with 'experience.'

'ABLE TO LEAP TALL BUILDINGS
IN A SINGLE BOUND'

[GRAPHIC]            This familiar phrase describes popular superhero Superman, but it could also reflect 1995's stock market performance. 1995, like Superman, was extraordinary by any standard of measurement. The large-cap oriented S&P 500, which was up 37.5%, had its best calendar year return since 1958. Propelled by strong performance in 1995's first two quarters, the S&P 500 took a breather in the third quarter only to resume a leadership role in the final quarter of the year. Small-cap securities emerged as performance leaders in the middle of the year, but were unable to keep up with the 'faster than a speeding bullet' S&P 500. For the year, the Russell 2000 index of small-cap companies was up 28.4%.

   ROYCE MICRO-CAP FUND'S ('RMC') micro-cap value orientation, which has served its shareholders well since its inception on December 31, 1991, was no match for the performance of the raging bull market of 1995. Just as 'small and micro-cap' under-performed large-cap, 'value' under-performed growth within the investment category. Also, a low exposure to the market's best performing sector, technology, and an above-average exposure to the retail and service sectors acted like kryptonite in holding back the Fund's relative short-term performance. Nevertheless, RMC's risk-averse style produced a 19.1% return in 1995, quite reasonable on an absolute basis.

   The Fund now has $98 million in assets and four years of performance history. Average annual total returns for the Fund during the preceding three and four year periods were 15.1% and 18.5%, respectively. According to mutual fund evaluation service Morningstar, RMC had one of the lowest risk profiles out of the 171 small-cap funds in the category, as measured by Morningstar's risk ratio, standard deviation and beta for the last three years*. We believe that managing risk is critical to delivering above average long-term returns in the micro-cap sector.

THE RELEVANCE OF RELATIVE PERFORMANCE

   At some point in every modern bull market, generally at the later   [GRAPHIC]
stages, the concept of relative performance becomes dominant in any discussion of investment results. As prospects of financial loss become distant memories, investors shift their focus from absolute gains to relative rewards. Investment strategies are changed, portfolio managers are replaced and solid results are ignored in the quest for better relative performance. The problem is . . . you can't eat relative performance! The whole concept dies quickly in a period of negative returns. When markets turn south, new car purchases are deferred and vacation plans are canceled, relative performance soon becomes irrelevant. While relative performance may make a great conversation topic at the cocktail party, it is positive absolute returns, compounded at reasonable rates, which put dinner on the table.

THE VALUE IN VALUE INVESTING

   A basic premise of value investing is that stocks, like other goods and services, should be purchased at the most attractive prices possible, preferably at a discount to their 'intrinsic worth.' The reality for most investors is just the opposite. In other words, investor comfort levels and, therefore, demand increase when prices rise, and diminish as prices decline. The higher a stock rises, the greater the perceived opportunity.

   Value investing, on the other hand, takes a contrary view to this highly emotional process. By systematically reducing risk when others ignore it and taking risk when it is feared, one can capitalize on valuation discrepancies (opportunities) which develop from time to time. The greatest risk that the value investor confronts is the loss of either patience or discipline when faced with the prospect of being out-of-sync with the market. THE VALUE IN 'VALUE INVESTING' IS TO PROVIDE A COHERENT SYSTEM FOR RATIONAL DECISION
MAKING . . . THE PURPOSE OF WHICH IS TO COMPOUND WEALTH WHILE MINIMIZING RISK. ITS BASIC PREMISE IS THAT THE PRICE ONE PAYS FOR AN INVESTMENT MAKES A SIGNIFICANT DIFFERENCE IN THE RETURN ONE RECEIVES.

WHAT WE DO

[GRAPHIC]       Royce Micro-Cap Fund uses a risk-averse approach to invest in the securities of companies with market capitalizations below $300 million, the sector known as 'micro-cap.' Experience tells us that paying attention to risk does not diminish long-term results, although individual market phases may not always confirm this assumption's validity.

   Our approach attempts to understand and value a company's 'private worth.' Private worth is what we believe the company would bring if the entire enterprise were sold in a private transaction to a rational buyer. The price we will pay for a security must be significantly under our appraisal of its private worth. The consistent use of this discipline, applied to less well-known securities, is the source of our performance.

NO OTHER PLACE WE WOULD RATHER BE

   While the Fund focuses on companies with market caps below $300 million, our weighted average and median market caps are actually much lower; $162 million and $101 million, respectively, at December 31, 1995. Although our orientation is micro-cap stocks, the capitalization of our picking universe is by no means tiny. The micro-cap segment is huge in numbers, with over 6,000 companies valued at more than $300 billion in total market capitalization. It is both robust and perpetuating; IPO's, spin-offs and reorganizations create hundreds of new prospects each year. The micro-cap sector is rich in opportunity and easily accommodates our strategy given the size of the investable universe.

HOW IT WORKS

   Our approach to investing in                              [GRAPHIC]
individual small-cap companies has proven long-term benefits, but can be both unpredictable and frustrating in the near-term. We believe that the stock market in the short-term is a polling place, and in the long-term, a highly efficient weighing device. While our ultimate success will continue to be driven by the process of 'weighing the true value' of the small companies in which we have invested, the following provides a brief glimpse of some of last year's 'election results.'

IDEAS THAT WORKED

[GRAPHIC]         During calendar 1995, the usual but somewhat arbitrary
               measurement period of choice, each of these companies made meaningful positive contributions to our overall performance. More importantly, they represent specific examples of our discipline at work. Royce Micro-Cap Fund's BEST PERFORMERS, as measured by dollar impact to the portfolio, were:

SECURITY                           % GAIN      $ GAIN
--------------------------------   ------    ----------
Conso Products Co.                   86%     $1,057,080
Amresco Holdings, Inc.               89%     $  416,929
Nichols Research Corporation        102%     $  336,880
Richardson Electronics, Ltd.         39%     $  332,487
Indigo, N.V.                        185%     $  324,708

   The most interesting insight to be found in last year's winners is the variety of circumstances through which micro-cap opportunities present themselves. Conso Products and Indigo were newly created public companies that received a cool initial reception and fell between the cracks of most portfolios, but then were discovered to be rapid growth stocks. Amresco Holdings was the creation of a reverse merger whereby smart, motivated management was infused into a sleepy, asset rich, public company. Nichols Research and Richardson Electronics are examples of once successful companies which had to take time out to resolve growing pains, but now appear back on track for rapid expansion.

GOOD IDEAS AT THE TIME

[GRAPHIC]   Our greatest opportunities often occur when we identify good businesses which have fallen from favor due to some sort of short-term, but correctable, problem. Even the best small-cap companies are not immune to the flu. Usually, if their balance sheets are strong and they have a solid history of high internal returns, these companies will rebound. Although recoveries can take longer than we anticipate, we are generally rewarded for our persistence. Unfortunately, a few of our investments never recover. The five WORST PERFORMERS in 1995, as measured by dollar impact, were:

SECURITY                             % LOSS     $ LOSS
----------------------------------   ------    --------
Charming Shoppes, Inc.                 57%     $415,648
Treadco, Inc.                          50%     $287,186
River Oaks Furniture, Inc.             33%     $258,824
K-Swiss, Inc.                          45%     $188,796
Midwest Grain Products, Inc.           14%     $176,840

   Of these five losers, Midwest Grain Products appears to have the best prospects for a quick and full recovery. Its problems and performance stem from a difficult year in the prices and quantities of the grains it processes. While the weatherman may have better insight on Midwest's short-term prospects, we remain confident in the long-run. The challenges for Treadco, River Oaks Furniture and K-Swiss are great. Each of these companies face difficult industry conditions that, when combined with their size, have placed them in the intensive care section of our portfolio. Finally, Charming Shoppes, formerly a premier apparel retailer, may never recover completely, but a new management team will certainly do everything in its power to earn us a better return next year. The good news is that in aggregate, our five worst

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investments combined had less than a 1.5% negative impact on the Fund's performance in 1995.

ANYTHING BUT TYPICAL

   What do you get when interest rates fall precipitously, inflation is low, demand for equities is strong and corporate earnings outpace analysts' estimates? Answer: the LAST FIVE YEARS (actually the last 5 1/4 years)! The last five years have been an exceptional period for equity investing, one in which all the 'right stuff' was in place. Consider the following:

  There has not been a correction of 10% or more for the S&P 500 or 15% or more for the Russell 2000 since October of 1990, the longest stretch ever for both indices.

  The last five years were an anomaly in that a full market cycle did not take place, but rather a trough (bottom) to peak (top) experience only.

  It was the best (in terms of return and duration) trough to peak period in the 17 year history of the Russell 2000.

  It was only the 8th time out of 49 quarterly trailing five year return periods that the Russell 2000 generated a 20%+ average annual return.

  Within this market cycle, short-term interest rates had one of their most significant declines -- three month T-bills went from 8.2% in September 1989 to 2.7% in September 1992.

  It was one of the least volatile periods on record, and especially so in the years 1993, 1994 and 1995.

   Very simply, the last five years were a period in which risk and reward were synonymous and one in which risk management provided virtually no benefit. It's highly likely that we have completed the best five year performance period for this decade.

CAUSE OR EFFECT

[GRAPHIC]            An interesting aspect of this five year rise in both stocks and bonds is the ever increasing participation of individual investors. Demand for liquid securities has grown to proportions that now cloud our understanding as to whether it is the cause or the effect of this bull market. While it seemed clear several years ago that repeated and uninterrupted gains in stocks and bonds would heighten mass appeal, few predicted the growing appetite we have today. Now, armed with demographic studies and a healthy dose of 20-20 hindsight, it is the consensus belief that our population has become a nation of savers and that demand for stocks will remain steady, if not grow. In fact, it is that very same demand which is believed to ensure future success and prevent any major reversal in market fortunes.

   We are a bit uncomfortable with this widely held assumption of continuous prosperity. Just as rising markets initially created greater demand for equities, corrections could dampen enthusiasm. We think there may be limits as to how long individuals will forgo consumption in pursuit of savings. Furthermore, we know there are alternative investments, like real estate or natural resources, at times more attractive, for individuals to pursue. Finally, we are certain, particularly in a global economy, that an ample supply of securities can be created to meet and even exceed investors' demands. The suggestion that continued success is nearly guaranteed by demand is an absurd proposition. WE REMAIN MOST ASTONISHED, NOT WITH THE MAGNITUDE OF INVESTOR APPETITE FOR STOCKS, BUT THE NEARLY UNIVERSAL ASSUMPTION OF ITS PERMANENCE. THE REAL WORLD IS CYCLICAL AND SO ARE ITS MARKETS.

A NEW ERA?

   As the bull market enters its sixth year                            [GRAPHIC]
uninterrupted by normal corrections, we find ourselves asking (and more to the point, others asking us) is this a new era in investing? Have changes in national demographics and attitudes and, therefore, investing patterns evolved to the point where traditional assumptions are obsolete? By sticking to our own time tested and cycle proven discipline, have we become the 'Clark Kent' of the investment world, permanently nerdy within the new order?

   We believe fundamental economic principles and human nature remain unchanged in the '90s. Our national economy has not entered a new era of accelerated growth. In fact, we would argue the opposite. American corporations, despite restructuring and down-sizing, are not measurably more profitable if cumulative retained earnings are any gauge. We still believe that individual investors are motivated by fear and greed. In the current environment, greed has driven fear from the investment dictionary.

   Before long, we expect some normal balance in people's spending habits to resume. Appetites for mutual fund investing may moderate in favor of consumption or debt repayments. Weak sectors of our economy like apparel retailing and infrastructure construction will recover. Basic commodity prices could rise and equities would once again represent long-term interests in business, as opposed to trading vehicles. Absolute return goals, previously forgotten, will regain the spotlight.

THE NEXT FIVE YEARS WILL BE DIFFERENT

   'It is not the going out of port, but the coming in, that determines the success of a journey.' Henry Ward Beecher

   It's not likely that the next five years will rival the previous five in terms of 'ideal wind conditions' or 'spectacular performance.' History tells us that periods of high valuation and high return are usually followed by periods of lower, less dynamic returns. Historical performance returns are built with periods of over-performance and periods of under-performance and, over the long-term, small-cap stocks have averaged approximately 12.5% per annum, not the 20% provided by the last five years. (1926 - 1995; source: Ibbotson and Associates). We see no reason why performance should not revert to the mean and, thus, a period of lower five year returns is likely.

   The primary driver behind the most recent rally (and almost 15 years of a strong market) has been interest rates. Although short-term rates remain at the lower end of their trading range, it's the change in interest rates and not the absolute level, which drives price earnings multiples and stock prices. The magnitude of the decline in interest rates is virtually not repeatable. Consequently, a further decline in interest rates will not have the same favorable impact on stock prices, no matter how bullish one is on rates.

                                   [GRAPHIC]

   The last five years were also unique in that never in our nation's history have so many traditional bank savers become stock market investors. The primary reason for the massive level of CD conversions has been the high returns afforded stock market investors compared to the declining returns available in traditional bank products. A strong contributing factor has been the stock market's lack of volatility. Volatility has been so low that new investors have been lulled by the apparent 'safety' of equity investing. Volatility, which has always been a part of the investment equation, is likely to resurface and resume a more normal course as background conditions change.

TIME FOR CHANGE . . . WE THINK NOT

   We have been discussing what has happened. Now it's time to         [GRAPHIC]
talk about what has not happened.

   First, we have not changed our investment time horizon even though it seems the rest of the world has. We view companies and investment performance with the same long-term horizon because attractive valuations and returns, like the planting and harvesting seasons, are never one and the same. Although our risk-averse approach has worked against us in the most recent performance period, it has provided very decent returns in the context of history.

   Second, we have not changed our underlying investment premise, that a disciplined approach to investing in high quality, small-cap companies using absolute valuation standards can provide attractive long-term returns. Experience tells us that failure to 'stay the course' results in failure.

   Third, the natural laws of gravity and market cycles have not been rescinded.

   And finally, our confidence in the ultimate outcome of our approach has not changed. We expect our approach to micro-cap investing to have both an absolute and relative pay-off as it has in the past. Your continued confidence is appreciated.

   Yours faithfully,

    CHARLES M. ROYCE
    Charles M. Royce          Jack E. Fockler, Jr.
      President                 W. Whitney George
                                 Vice Presidents

February 15, 1996

---------------

NOTE:   S&P  500  and  Russell  2000  are  unmanaged  indices  and  include  the reinvestment of dividends.

* Morningstar's proprietary risk ratio, beta and standard deviation are measures of a fund's relative risk and are calculated for the trailing 36-month period. Morningstar risk ratio measures a fund's downside volatility relative to all equity funds which have an average score of 1.00. Beta is a measure of sensitivity to market movements compared to the unmanaged S&P 500 index, with the Beta of the S&P 500 equal to 1.00. Standard deviation is a statistical measure within which a fund's total return falls. The average Morningstar risk ratio, beta and standard deviation for the 171 small-cap funds with a three-year history as of 12/31/95 were: 1.04, 0.91 & 11.79, respectively. The Morningstar risk ratio, beta and standard deviation for Royce Micro-Cap Fund over the same period were: 0.56, 0.48 & 7.35, respectively. Source:
  Morningstar, Inc.

                                FINANCIAL REVIEW

            ANNUAL RETURNS
---------------------------------------
1995...........................   19.1%
1994...........................    3.6%
1993...........................   23.7%
1992...........................   29.4%

     AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------
          (THROUGH 12/31/95)
Since Inception*...............   18.5%
3-Year.........................   15.1%

                      ROYCE MICRO-CAP FUND VERSUS S&P 500
                     VALUE OF $10,000 INVESTED ON 12/31/91


                                  [GRAPHIC]


* Inception Date - December 31, 1991

     The results presented in this report should not be considered representative of the total return from an investment in the Fund today. They are only provided to give an historical perspective of the Fund. The investment return and principal value of Fund shares will fluctuate so that the shares may be worth more or less than their original cost when redeemed. Redemption fees are not included because they apply only to those accounts open less than one year.

                               PORTFOLIO SUMMARY

The following information is provided as a 'bird's eye' view of the Royce Micro-Cap Fund portfolio. For a more complete picture, the full portfolio and accompanying financial statements should be read in their entirety.

PORTFOLIO COMPOSITION                                                      VALUE            % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
Common Stocks                                                           $83,302,145               85.2%
Preferred Stocks                                                            315,725                0.3
Cash & Other Net Assets                                                  14,111,365               14.5
                                                                      ---------------          -------
Total Net Assets                                                        $97,729,235              100.0%
                                                                      ---------------          -------
                                                                      ---------------          -------

PORTFOLIO DIAGNOSTICS (unaudited)
-----------------------------------------------------------------------------------------------------------
Weighted Average Market Capitalization                                 $162 Million
Median Market Capitalization                                           $101 Million
Weighted Average P/E Ratio                                                     12.8x
Weighted Average P/B Ratio                                                      1.5x
Weighted Average Portfolio Yield                                                1.2%

COMMON STOCKS SECTORS                                                 % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
Industrial Cyclicals                                                           22.3%
Financial                                                                      12.8
Consumer Durables                                                              12.2
Services                                                                       10.5
Retail                                                                          9.6
Energy                                                                          6.1
Technology                                                                      5.9
Consumer Staples                                                                3.4
Health                                                                          1.5
Utilities                                                                       0.9

TOP TWENTY POSITIONS                                                       VALUE            % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
   1  Conso Products Co.                                                 $2,285,813                2.3%
   2  Lilly Industries, Inc. Cl. A                                        1,269,900                1.3
   3  Richardson Electronics, Ltd.                                        1,229,800                1.3
   4  Thor Industries, Inc.                                               1,178,000                1.2
   5  Trenwick Group Inc.                                                 1,141,875                1.2
   6  Curtiss-Wright Corporation                                          1,123,375                1.1
   7  Tide West Oil Company                                               1,099,425                1.1
   8  PXRE Corporation                                                    1,083,850                1.1
   9  Tom Brown, Inc.                                                     1,067,625                1.1
  10  The Dress Barn, Inc.                                                1,050,700                1.1
  11  Juno Lighting, Inc.                                                 1,044,800                1.1
  12  Midwest Grain Products, Inc.                                        1,044,400                1.1
  13  Oshkosh Truck Corporation Cl. B                                     1,040,050                1.1
  14  MAIC Holdings, Inc.                                                 1,037,000                1.1
  15  Simpson Manufacturing Co., Inc.                                       996,300                1.0
  16  Shorewood Packaging Corporation                                       993,225                1.0
  17  Nobel Insurance Limited                                               966,989                1.0
  18  The Rival Company                                                     960,225                1.0
  19  Paul Mueller Company                                                  938,450                1.0
  20  CATHERINES STORES CORPORATION                                         924,825                0.9

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
ROYCE MICRO-CAP FUND
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
--------------------------------------------------------------------------------
COMMON STOCKS - 85.2%

                                           Value
  Shares                                 (Note 1)
---------                               -----------
CONSUMER DURABLES - 12.2%
   149,300   *Aldila, Inc. ............ $   634,513
     3,500   Allen Organ Company Cl.
               B.......................     147,438
    22,000   *Bell Industries, Inc. ...     495,000
    16,200   First Years Inc. .........     352,350
    42,200   Garan Incorporated........     712,125
     8,333   *Jim Hjelm's Private
               Collection, Ltd. .......       9,375
    65,300   Juno Lighting, Inc. ......   1,044,800
    50,000   Justin Industries, Inc. ..     550,000
    29,500   K-Swiss Inc. Cl. A........     320,813
    32,200   *Kit Manufacturing Co. ...     450,800
    98,582   *Lifetime Hoan
               Corporation.............     911,884
    14,300   *Marisa Christina,
               Incorporated............     243,100
    46,500   Matthews International
               Corporation Cl. A.......     906,750
    42,000   *Maxwell Shoe Company Inc.
               Cl.A. ..................     231,000
    12,500   National Presto
               Industries, Inc. .......     496,875
    34,400   *Numerex Corp. Cl.A. .....     223,600
    19,525   Rauch Industries, Inc. ...     246,503
    43,400   The Rival Company.........     960,225
    84,400   *River Oaks Furniture.....     527,500
    26,800   *The Sirena Apparel Group,
               Inc. ...................     167,500
    71,500   Thomaston Mills, Inc. Cl.
               A.......................     902,688
    60,800   Thor Industries, Inc. ....   1,178,000
     6,400   Weyco Group, Inc. ........     251,200
                                        -----------
                                         11,964,039
                                        -----------
CONSUMER STAPLES - 3.4%
    34,700   Alico, Inc. ..............     910,875
    13,100   *J & J Snack Foods
               Corp. ..................     144,100
    74,600   Midwest Grain Products,
               Inc. ...................   1,044,400
    20,000   *Pentech International,
               Inc. ...................      40,000
    33,300   The Smithfield Companies,
               Inc. ...................     391,275
                                           Value
  Shares                                 (Note 1)
---------                               -----------
     4,500   Velcro Industries N.V. ... $   275,625
    30,000   WLR Foods, Inc. ..........     495,000
                                        -----------
                                          3,301,275
                                        -----------
ENERGY - 6.1%
   108,300   *American Oilfield Divers,
               Inc. ...................     771,638
    30,000   *Belden & Blake
               Corporation.............     525,000
    73,000   *Tom Brown, Inc. .........   1,067,625
    45,800   *Cliffs Drilling
               Company.................     681,275
    31,600   *Dreco Energy Services
               Ltd. Cl. A..............     560,900
    50,900   *Equity Oil Company.......     299,038
    28,000   Lufkin Industries, Inc. ..     633,500
    13,000   *Noble Drilling
               Corporation.............     117,000
     5,500   Penn Virginia
               Corporation.............     177,375
    82,200   *Tide West Oil Company....   1,099,425
                                        -----------
                                          5,932,776
                                        -----------

FINANCIAL - 12.8%
    41,000   ALLIED Life Financial
               Corporation.............     743,125
    40,000   BHI Corporation...........     630,000
    20,000   Benson Financial
               Corporation.............     375,000
    25,000   E.W. Blanch Holdings,
               Inc. ...................     584,375
    11,300   CMAC Investment
               Corporation.............     497,200
    11,000   Capitol Transamerica
               Corporation.............     222,750
    21,200   *Desert Community Bank....     307,400
    15,000   Eaton Vance Corp. ........     423,750
    32,300   *Gryphon Holdings Inc. ...     621,775
    39,600   Hilb, Rogal & Hamilton
               Company.................     529,650
    50,900   Intercargo Corporation....     509,000
     4,198   Investors Financial
               Services Corp. .........      87,109

    The accompanying notes are an integral part of the financial statements.

ROYCE MICRO-CAP FUND
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                           Value
  Shares                                 (Note 1)
---------                               -----------
FINANCIAL - (continued)
       807   Investors Financial
               Services Corp. Cl. A.... $    16,745
    30,500   *MAIC Holdings, Inc. .....   1,037,000
     3,600   *The Navigators Group,
               Inc. ...................      63,450
    85,010   Nobel Insurance Limited...     966,989
    35,000   Oriental Federal Savings
               Bank....................     577,500
    40,900   PXRE Corporation..........   1,083,850
    39,000   Pennsylvania Manufacturers
               Corporation.............     711,750
    43,400   Phoenix Duff & Phelps
               Corporation.............     298,375
     7,000   Piper Jaffray Companies
               Inc. ...................      96,250
     9,000   Poe & Brown, Inc. ........     223,875
    31,400   Transnational Re
               Corporation Cl. A.......     769,300
    20,300   Trenwick Group Inc. ......   1,141,875
                                        -----------
                                         12,518,093
                                        -----------
HEALTH - 1.5%
    22,900   Life Technologies, Inc. ..     624,025
     5,000   *Professional Sports Care
               Management, Inc. .......      33,750
     8,000   *Spacelabs Medical,
               Inc. ...................     230,000
     5,000   *Staff Builders, Inc.
               Cl.A. ..................      14,688
    42,100   Sterile Concepts Holdings,
               Inc. ...................     610,450
                                        -----------
                                          1,512,913
                                        -----------

INDUSTRIAL CYCLICALS - 22.3%
    29,700   Aceto Corporation.........     475,200
     1,500   American Filtrona
               Corporation.............      51,750
    60,500   Guy F. Atkinson Company of
               California..............     605,000
    36,643   BHA Group, Inc. Cl. A.....     485,520
    54,700   Blessings Corporation.....     567,513
                                           Value
  Shares                                 (Note 1)
---------                               -----------
    35,600   *Chemfab Corporation...... $   747,600
   125,250   *Conso Products Co. ......   2,285,813
    18,000   Culp, Inc. ...............     200,250
    20,900   Curtiss-Wright
               Corporation.............   1,123,375
    22,400   *Devcon International
               Corp. ..................     179,200
   178,000   *DeVlieg-Bullard, Inc. ...     400,500
    21,000   Fab Industries, Inc. .....     669,375
    22,600   Florida Rock Industries,
               Inc. ...................     661,050
    37,750   Gilbert Associates, Inc.
               Cl. A...................     471,875
     6,100   Haskel International, Inc.
               Cl. A...................      35,838
    55,400   *Hauser Chemical Research,
               Inc. ...................     249,300
    66,628   Hawkins Chemical, Inc. ...     616,309
    15,000   *C. H. Heist Corp. .......     105,000
    20,125   *Hirsh International Corp.
               Cl. A...................     256,594
    15,600   *Insituform Technologies,
               Inc. ...................     181,350
    61,700   *Kasler Holdings Co. .....     401,050
     4,400   Knape & Vogt Manufacturing
               Company.................      76,450
    99,600   Lilly Industries, Inc. Cl.
               A.......................   1,269,900
   172,900   *MK Gold Company..........     432,250
    27,400   Paul Mueller Company......     938,450
    26,800   Myers Industries, Inc. ...     438,850
    68,200   Oshkosh Truck Corporation
               Cl. B...................   1,040,050
    31,500   Peerless Mfg. Co. ........     295,313
     7,300   Penn Engineering and
               Manufacturing Corp. ....     708,100
    27,900   *Perini Corporation.......     230,175
     5,000   Puerto Rican Cement
               Company, Inc. ..........     165,625
    69,700   *Shorewood Packaging
               Corporation.............     993,225

    The accompanying notes are an integral part of the financial statements.

ROYCE MICRO-CAP FUND
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                           Value
  Shares                                 (Note 1)
---------                               -----------
INDUSTRIAL CYCLICALS - (continued)
    73,800   *Simpson Manufacturing
               Co., Inc. .............. $   996,300
    83,700   *Steel of West Virginia,
               Inc. ...................     774,225
    39,000   Thermal Industries,
               Inc. ...................     351,000
    56,500   *Todd Shipyards
               Corporation.............     331,938
    50,600   Treadco, Inc. ............     290,950
    43,000   *Vallen Corporation.......     843,875
    13,500   Versa Technologies,
               Inc. ...................     205,875
    55,000   *Webco Industries, Inc. ..     312,813
    17,000   Zero Corporation..........     301,750
                                        -----------
                                         21,766,576
                                        -----------
RETAIL - 9.6%
    24,500   J. Baker, Inc. ...........     140,875
      5000   *Bombay Inc. .............      31,875
    10,000   *Brookstone, Inc. ........      82,500
    33,800   *The Buckle, Inc. ........     599,950
   112,100   *CATHERINES STORES
               CORPORATION.............     924,825
    96,500   Cato Corporation..........     747,875
   218,900   Charming Shoppes, Inc. ...     629,338
    48,000   *The Clothestime, Inc. ...      30,000
    31,000   *Crown Books
               Corporation.............     379,750
    52,100   Deb Shops Inc. ...........     179,094
    60,000   *Designs, Inc. ...........     420,000
   106,400   *The Dress Barn, Inc. ....   1,050,700
    24,999   Frederick's of Hollywood,
               Inc. Cl. A..............     106,246
    13,266   Frederick's of Hollywood,
               Inc. Cl. B..............      51,406
     2,500   *Garden Ridge
               Corporation.............      96,875
    20,000   *InterTAN Inc. ...........     145,000
    45,300   *Mikasa, Inc. ............     611,550
                                           Value
  Shares                                 (Note 1)
---------                               -----------
    23,626   *Monro Muffler Brake,
               Inc. ................... $   327,811
     7,500   *One Price Clothing
               Stores, Inc. ...........      22,500
     2,000   Oshkosh B'Gosh, Inc. Cl.
               A.......................      35,000
    29,000   *Shoe Carnival, Inc. .....     108,750
    63,700   *Stein Mart, Inc. ........     700,700
    13,000   Strawbridge & Clothier....     312,000
   128,100   *Suzy Shier Ltd. .........     277,080
    90,200   *TBC Corporation..........     777,975
    88,413   *The Wet Seal, Inc........     596,788
                                        -----------
                                          9,386,463
                                        -----------

SERVICES - 10.5%
    15,000   *Ag Services Of America,
               Inc. ...................     142,500
    10,000   Air Transportation Holding
               Company, Inc. ..........      39,375
    35,400   AMRESCO Holdings, Inc. ...     451,350
    15,000   *Bertucci's, Inc. ........      75,000
    63,400   *Jenny Craig, Inc. .......     626,075
    15,300   Dames & Moore.............     185,513
    16,500   DUFF & PHELPS CREDIT
               RATING CO. .............     237,188
    20,900   Ecology and Environment,
               Inc.....................     175,038
    41,000   Ennis Business Forms,
               Inc. ...................     502,250
   148,400   *FCA International Ltd. ..     337,312
   101,750   Frozen Food Express
               Industries, Inc. .......     890,313
    20,000   Heidemij N.V. ............     185,000
     6,300   *Hornbeck Offshore
               Services, Inc. .........     123,638
    36,700   Jackpot Enterprises,
               Inc. ...................     426,638
     1,430   Kenan Transport Company...      30,745
    42,700   Merrill Corporation.......     683,200
    10,700   *MovieFone, Inc. Cl. A....      58,850

    The accompanying notes are an integral part of the financial statements.

ROYCE MICRO-CAP FUND
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                           Value
  Shares                                 (Note 1)
---------                               -----------
SERVICES - (continued)
    35,700   *Nichols Research
               Corporation............. $   919,275
    48,800   *Offshore Logistics,
               Inc. ...................     616,100
    10,000   PCA International,
               Inc. ...................     110,000
    18,500   Plenum Publishing
               Corporation.............     721,500
    16,000   *RENO AIR, INC. ..........     126,000
   114,400   Richardson Electronics,
               Ltd. ...................   1,229,800
    25,000   *SOS Staffing Services,
               Inc. ...................     234,375
     2,000   SkyWest, Inc. ............      25,750
    40,000   The Standard Register
               Company.................     805,000
    27,000   *Steck-Vaughn Publishing
               Corporation.............     199,125
     7,500   Uniforce Temporary
               Personel, Inc. .........      82,500
                                        -----------
                                         10,239,410
                                        -----------
TECHNOLOGY - 5.9%
     4,700   Astro-Med, Inc. ..........      43,475
    14,800   BEI Electronics, Inc. ....     109,150
    18,000   BGS Systems, Inc. ........     666,000
     5,000   *Banyan Systems
               Incorporated............      51,250
    23,000   *CEM Corporation..........     304,750
    21,900   *CSP Inc. ................     197,100
     9,100   *Continental Circuits
               Corp. ..................     147,875
     1,900   *Dionex Corporation.......     107,825
    39,900   *Exar Corporation.........     588,525
    17,400   *Figgie International Inc.
               Cl. A...................     180,525
    30,000   *Giga-tronics
               Incorporated............     236,250
    66,020   *ILC Technology, Inc. ....     610,685
    36,200   Landauer Inc..............     787,350
                                           Value
  Shares                                 (Note 1)
---------                               -----------
    34,700   *Liberty Technologies,
               Inc. ................... $   173,500
    28,000   *MDL Information Systems,
               Inc. ...................     644,000
    20,400   *M-Wave, Inc. ............     137,700
     3,600   MacNeal-Schwendler
               Corporation.............      57,600
     5,000   *Moore Products Co. ......      89,375
    46,800   Newport Corporation.......     380,250
     1,900   The Oilgear Company.......      32,300
    16,000   *Phoenix Technologies
               Ltd. ...................     252,000
       800   *Programming & Systems,
               Inc. ...................         200
                                        -----------
                                          5,797,685
                                        -----------
UTILITIES - 0.9%
    40,000   *Compression Labs,
               Incorporated............     250,000
    23,625   *Southern Union Company...     596,531
     3,780   Southwest Water Company...      36,384
                                        -----------
                                            882,915
                                        -----------
             Total Common Stocks
               (Cost $76,455,839)......  83,302,145
                                        -----------
PREFERRED STOCKS - .3%
     4,900   Bird Corp. $1.85 Conv. ...      93,100
   137,000   *United Services Advisors,
               Inc. 5% Non. Cum. ......     222,625
                                        -----------
             Total Preferred Stocks
               (Cost $349,752).........     315,725
                                        -----------
U.S. GOVERNMENT OBLIGATION - 5.1%
Principal
  Amount
----------
$5,000,000   U.S. Treasury Bill due
               2/08/96 (Cost
               $4,971,579).............   4,975,600
                                        -----------

    The accompanying notes are an integral part of the financial statements.

ROYCE MICRO-CAP FUND
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                           Value
                                         (Note 1)
                                        -----------
REPURCHASE AGREEMENT - 11.1%
State Street Bank and Trust Company,
  5.25% due 1/02/96, collateralized by
  U.S. Treasury Notes, 7.25% due
  5/15/16, valued at $11,044,820 (Cost
  $10,827,000)......................... $10,827,000
                                        -----------
                                           Value
                                         (Note 1)
                                        -----------
TOTAL INVESTMENTS - 101.7%
  (COST $92,604,170)................... $99,420,470
LIABILITIES LESS CASH AND OTHER
  ASSETS - (1.7%)...................... (1,691,235)
                                        -----------
NET ASSETS - 100.0%.................... $97,729,235
                                        -----------
                                        -----------

* Non-income producing.

INCOME TAX INFORMATION - The cost of total investments for federal income tax purposes was $92,612,521. At December 31, 1995, net unrealized appreciation for all securities amounted to $6,807,949, consisting of aggregate gross unrealized apprecation of $11,250,621 and aggregate gross unrealized depreciation of $4,442,672. The Fund designates $409,267 as a capital gain dividend for the purpose of the dividend paid deduction.

    The accompanying notes are an integral part of the financial statements.

ROYCE MICRO-CAP FUND
STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1995
--------------------------------------------------------------------------------

ASSETS:
Investments at value (identified cost $81,777,170) (Note 1).......................................   $88,593,470
Repurchase agreement..............................................................................    10,827,000
Receivable for investments sold...................................................................        82,440
Receivable for shares of beneficial interest sold.................................................       517,078
Receivable for dividends and interest.............................................................       107,901
Prepaid expenses and other assets.................................................................         8,757
                                                                                                     -----------
  TOTAL ASSETS....................................................................................   100,136,646
                                                                                                     -----------
LIABILITIES:
Payable for investments purchased.................................................................     2,164,166
Payable for shares of beneficial interest redeemed................................................        56,467
Investment advisory fee payable (Note 2)..........................................................       115,868
Accrued expenses..................................................................................        70,910
                                                                                                     -----------
  TOTAL LIABILITIES...............................................................................     2,407,411
                                                                                                     -----------
  NET ASSETS......................................................................................   $97,729,235
                                                                                                     -----------
                                                                                                     -----------
ANALYSIS OF NET ASSETS:
Undistributed net investment income...............................................................   $    55,739
Accumulated net realized gain on investments......................................................       142,098
Net unrealized appreciation on investments........................................................     6,816,300
Shares of beneficial interest (Note 3)............................................................        12,971
Additional paid-in capital........................................................................    90,702,127
                                                                                                     -----------
  NET ASSETS......................................................................................   $97,729,235
                                                                                                     -----------
                                                                                                     -----------
PRICING OF SHARES:
Net asset value, offering and redemption price per share
  ($97,729,235[div]12,970,866 shares outstanding) (Note 3)........................................         $7.53
                                                                                                     -----------
                                                                                                     -----------


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     Year ended December 31,
                                                                                    --------------------------
                                                                                       1995           1994
                                                                                    -----------    -----------
FROM INVESTMENT ACTIVITIES:
  Net investment income..........................................................   $    55,739    $     4,348
  Net realized gain on investments...............................................     2,372,160        837,727
  Net unrealized appreciation (depreciation) on investments......................     6,249,422        (78,268)
                                                                                    -----------    -----------
  Increase in net assets resulting from operations...............................     8,677,321        763,807
  Distributions paid from net realized gains.....................................    (2,163,270)      (882,286)
FROM CAPITAL SHARE TRANSACTIONS:
  Increase in net assets from capital share transactions (Note 3)................    64,441,461     16,631,149
                                                                                    -----------    -----------
INCREASE IN NET ASSETS...........................................................    70,955,512     16,512,670
NET ASSETS:
  Beginning of year..............................................................    26,773,723     10,261,053
                                                                                    -----------    -----------
  End of year (including undistributed net investment income of $55,739 and $0,
     respectively)...............................................................   $97,729,235    $26,773,723
                                                                                    -----------    -----------
                                                                                    -----------    -----------

    The accompanying notes are an integral part of the financial statements.

ROYCE MICRO-CAP FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Income:
    Dividends........................................................................................   $  629,358
    Interest.........................................................................................      506,195
                                                                                                        ----------
            Total Income.............................................................................    1,135,553
                                                                                                        ----------
Expenses:
    Investment advisory fees (Note 2)................................................................      818,952
    Custodian and transfer agent fees................................................................      109,841
    Federal and state registration fees..............................................................       52,450
    Supplies and postage.............................................................................       37,362
    Administrative and clerical services.............................................................       23,299
    Shareholder reports and notices..................................................................       20,065
    Legal and auditing fees..........................................................................       15,521
    Facilities and office space......................................................................        6,567
    Miscellaneous....................................................................................        4,786
    Trustees' fees...................................................................................        3,758
    Organizational costs.............................................................................        1,260
    Fee waived by investment adviser (Note 2)........................................................      (14,047)
                                                                                                        ----------
            Total Expenses...........................................................................    1,079,814
                                                                                                        ----------
            Net Investment Income....................................................................       55,739
                                                                                                        ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments.....................................................................    2,372,160
Net unrealized appreciation on investments...........................................................    6,249,422
                                                                                                        ----------
Net realized and unrealized gain on investments......................................................    8,621,582
                                                                                                        ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................................................   $8,677,321
                                                                                                        ----------
                                                                                                        ----------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating the Fund's performance over the last four years.

                                                                          Years ended December 31,
                                                                   ---------------------------------------
                                                                    1995       1994       1993       1992
                                                                   -------    -------    -------    ------
NET ASSET VALUE, BEGINNING OF YEAR..............................     $6.48      $6.47      $5.83     $5.00
                                                                     -----      -----      -----     -----
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)(a)...............................        --         --         --     (0.01)
  Net realized and unrealized gain on investments...............      1.24       0.23       1.38      1.48
                                                                     -----      -----      -----     -----
    Total from investment operations............................      1.24       0.23       1.38      1.47
                                                                     -----      -----      -----     -----
LESS DISTRIBUTIONS:
  Dividends paid from net investment income.....................        --         --         --        --
  Distributions paid from net realized gain.....................     (0.19)     (0.22)     (0.74)    (0.64)
                                                                     -----      -----      -----     -----
    Total distributions.........................................     (0.19)     (0.22)     (0.74)    (0.64)
                                                                     -----      -----      -----     -----
NET ASSET VALUE, END OF YEAR....................................     $7.53      $6.48      $6.47     $5.83
                                                                     -----      -----      -----     -----
                                                                     -----      -----      -----     -----
TOTAL RETURN....................................................      19.1%       3.6%      23.7%     29.4%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Year (in thousands)........................   $97,729    $26,774    $10,261    $3,373
  Ratio of Expenses to Average Net Assets(b)....................      1.94%      1.99%      1.99%     1.69%
  Ratio of Net Investment Income to Average Net Assets..........      0.10%      0.02%     (0.09)    (0.21%)
  Portfolio Turnover Rate.......................................        25%        54%       116%      171%

------------
(a) Net investment income is shown after waivers of fees by the investment adviser and distributor. For the years ended December 31, 1994, 1993 and 1992, the per share effect of these waivers is $0.01, $0.03 and $0.12, respectively.
(b) Expense ratios are shown after waivers of fees by the investment adviser and distributor. For the years ended December 31, 1995, 1994, 1993 and 1992, the expense ratios before the waivers and reimbursements would have been 1.97%, 2.34%, 2.49% and 3.77%, respectively.

    The accompanying notes are an integral part of the financial statements.

ROYCE MICRO-CAP FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     Royce Micro-Cap Fund (the 'Fund') is a series of The Royce Fund (the 'Trust'), a diversified open-end management investment company established as a business trust under the laws of Massachusetts. The Fund commenced operations on December 31, 1991.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

a. Valuation of Investments

     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

b. Investment transactions and related investment income:

     Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the basis of identified cost for book and tax purposes.

c. Taxes:

     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption 'Income Tax Information'.

d. Distributions:

     Dividends and capital gain distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital and may affect net investment income per share. Undistributed net investment income may include temporary book and tax basis

ROYCE MICRO-CAP FUND
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------
differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

e. Repurchase agreements:

     The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ('SSB&T'), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements are held by SSB&T until maturity of the repurchase agreements. Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

2. INVESTMENT ADVISER:

     Under the Trust's investment advisory agreement with Quest Advisory Corp. ('Quest'), the Fund accrued and paid Quest fees totaling $804,905 (net of $14,047 voluntarily waived by Quest) for the year ended December 31, 1995. The agreement provides for fees equal to 1.5% per annum of the Fund's average net assets. Such fees are computed daily and are payable monthly to Quest.

3. FUND SHARES:

     The Board of Trustees has authority to issue an unlimited number of shares of beneficial interest of the Fund, with a par value of $.001. Share transactions were as follows:

                                                             Year ended                   Year ended
                                                         December 31, 1995            December 31, 1994
                                                     --------------------------    ------------------------
                                                       Shares         Amount        Shares        Amount
                                                     ----------    ------------    ---------    -----------
Sold..............................................   10,880,987    $ 78,958,661    3,065,935    $20,016,833
Issued as reinvested dividends and
  distributions...................................      246,326       1,847,447      122,730        795,288
Redeemed..........................................   (2,291,276)    (16,364,647)    (639,780)    (4,180,972)

     Shares redeemed within one year are subject to a 1% redemption fee, payable to the Fund, which is used to offset costs associated with the redemption.

4. PURCHASES AND SALES OF SECURITIES:

     For the year ended December 31, 1995, the cost of purchases and the proceeds from sales of portfolio securities, other than short-term securities, amounted to $61,260,464 and $10,039,275, respectively.

ROYCE MICRO-CAP FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To  the Board of Trustees of The  Royce Fund and Shareholders of Royce Micro-Cap
Fund:

     We have audited the accompanying statement of assets and liabilities of Royce Micro-Cap Fund, including the schedule of investments as of December 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Micro-Cap Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 7, 1996

                 POSTSCRIPT: CRUISES, DECK CHAIRS AND INVESTING

     Charlie Brown and his friends frequently offer sage commentary on life. In one Peanuts cartoon, Lucy remarks to Charlie Brown that 'life is like a deck chair.' Some people on a cruise take their chairs to the rear of the ship so they can see where they have been. Others face their chairs forward, to see where they are going. Charlie Brown laments that on his ship of life, he has never been able to get his chair unfolded.

     Investing is much the same way. Investors often get different views from their deck chairs. Sometimes the view on the 'large-cap growth' side is better, while at other times the views in the direction of 'mid-cap blend' or of 'small-cap value' may be better. What is most important is that an investor be on the cruise to begin with; being left standing on the pier is no fun at all. It is equally important that an investor not get seasick by running from one side of the ship to the other trying to get the best view. Studies have shown that the average investor does far worse than the market in general largely because he buys into, or sells out of, a fund or investment style at the wrong time in an attempt to chase the best returns.

     On the most recent leg of this cruise, large-cap stocks and technology issues provided beautiful sunsets, while our investment style provided scenery that was much less exciting. Such market swings between market capitalization and investment style are well documented, and the most recent under-performance by small-cap value is just as common as the over-performance in 1992 and 1993. Remember, the sun usually sets on the other side of the ship on the way back to port.

     As to the remainder of our cruise, we are sitting not on the deck, but in the engine room making sure the engines are in good working order. We remain confident in our approach and the absolute results it produces over the long-term, even though they may not be relatively dynamic at all times. We are not concerned with how the rest of the chairs face or if they are folded or unfolded, just whether our passengers will get to their final destination.

             ------------------------------------------------------

                                THE ROYCE FUNDS

     General Information and Telephone Purchases ......... 1 (800) 221-4268
     Shareholder Account Services ........................ 1 (800) 841-1180
     Investment Advisor Services ......................... 1 (800) 33-ROYCE
     The Royce Funds InfoLine ............................ 1 (800) 78-ROYCE
     E-mail Address ................................ roycenet@interport.net
     Internet Homepage .......... http://www.galt.com/www/home/mutual/royce

             1414 Avenue of the Americas, New York, New York 10019
 This report must be accompanied by or preceded by a current prospectus of the
                                     Fund.



                              STATEMENT OF DIFFERENCES
                              ------------------------

The division sign shall be expressed as [div]

                                  GRAPHIC APPENDIX

On page 2 of the paper format Royce Micro-Cap Fund report:
Picture of a man in a cape flying
Picture of Albert Einstein

On page 3 of the paper format Royce Micro-Cap Fund report:
A picture of a scale balancing a dollar sign and a factory

On page 4 of the paper format Royce Micro-Cap Fund report:
A picture of a man in a long white coat pointing with a pointer
A bullseye
A picture of a sad face

On page 5 of the paper format Royce Micro-Cap Fund report:
A picture of a boy daydreaming

On page 6 of the paper format Royce Micro-Cap Fund report:
A picture of two Stone-Age men building a rocket

On page 7 of the paper format Royce Micro-Cap Fund report:
A line graph showing the Dow Jones Industrial Average's performance from December 1975 to December 1995
A picture of a happy alarm clock ringing

On page 8 of the paper format Royce Micro-Cap Fund report:
A line graph showing performance of the Fund and the S&P 500 over the period indicated